UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2021

First Reserve Sustainable Growth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40169	86-1662498
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

290 Harbor Drive, Fifth Floor, Stamford, CT		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 661-6601

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one warrant	FRSGU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FRSG	The Nasdaq Stock Market LLC
Warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FRSGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On April 23, 2021, First Reserve Sustainable Growth Corp. (the “Company”) announced that, commencing on April 26, 2021, the holders of units issued in its initial public offering (the “Units”), each consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-fourth of one warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, may elect to separately trade shares of Class A Common Stock and Warrants included in the Units. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. The Units not separated will continue to trade on Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “FRSGU”. Shares of Class A Common Stock and the Warrants are expected to trade on Nasdaq under the symbols “FRSG” and “FRSGW,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Class A Common Stock and Warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit Number	Description of Exhibits
99.1	Press Release, dated April 23, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2021	First Reserve Sustainable Growth Corp.

	By:	/s/ Neil A Wizel
	Name:	Neil A. Wizel
	Title:	Chief Executive Officer